Exhibit 10.113

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

NORTH CAROLINA MECKLENBURG COUNTY	THIRD AMENDMENT TO LEASE AGREEMENT

This Third Amendment to Lease Agreement (this “Third Amendment”) is entered into on this 19th day of July, 2016 (the “Effective Date”) by and between CCP PROPERTY OWNER SOUTHPARK, LLC, a Delaware limited liability company (“Landlord”), and QUICKEN LOANS INC., a Michigan corporation (“Tenant”) (this Third Amendment, all previous amendments or modifications to the Original Lease (as defined herein below) and the Original Lease are collectively referred to as the “Lease”). The capitalized terms which are not defined herein shall have the same meaning as otherwise set out in the Original Lease.
WITNESSETH:
WHEREAS, TC PARK SOUTH, LLC (predecessor to Landlord) and Tenant entered into a Lease Agreement dated April 2, 2012 (the “Original Lease”), for 19,200 rentable square feet (“RSF”) known as Suite 200 on the second floor of a building known as Two Southpark Center (“Building”) located at 6135 Park South Drive, Charlotte, North Carolina 28210, as depicted in the Original Lease; and a First Amendment to Lease Agreement dated March 5, 2013 (“First Amendment”) expanding the Premises to include approximately 10,841 RSF known as Suite 300 on the third floor of the Building, as depicted in the First Amendment (together, with Suite 200, the “Existing Premises”);
WHEREAS, TDC GREEN SOUTHPARK, LLC (predecessor to Landlord) and Tenant entered into a Second Amendment to Lease Agreement dated April 29, 2015 (the “Second Amendment”) for approximately 19,355 RSF known as Suite 400 on the fourth floor of the Building, as depicted in the Second Amendment (the “Fourth Floor Premises”); and
WHEREAS, Landlord and Tenant desire to enter into this Third Amendment for the purpose of revising certain terms of the Lease, including extension of the Lease Term and expanding the Premises, as set out with specificity below.
NOW, THEREFORE, in consideration of these promises and other good and valuable consideration receipt of which is hereby acknowledged, the parties agree as follows:
1.Recitals. The foregoing recitals are true, accurate and are incorporated herein by reference.
2.Premises. From and after the Expansion Commencement Date (as defined herein below), the Premises shall include the Existing Premises and the Fourth Floor Premises, plus 1,801 RSF known as Suites 305 and 360, consisting of approximately 1,801 RSF, located on the third floor of the Building as shown on Exhibit A which is attached hereto and incorporated herein by reference (“Expansion Premises”). “Premises” shall mean the area including the Existing Premises, the Fourth Floor Premises and the Expansion Premises. Upon the Expansion Commencement Date, the RSF of the Premises is deemed to be 51,197 RSF, and the parties agree that 51,197 RSF shall be used for all purposes under the Lease. Landlord and Tenant acknowledge and agree that the Building, as defined in the Original Lease, measures 94,821 RSF, and upon the Expansion Commencement Date Tenant’s Proportionate Share of Operating Expenses for the Expansion Premises shall be shall be 1.90% [1,801 divided by 94,821] (for purposes of clarity, Tenant’s Proportionate Share of Operating Expenses for the Premises is 54.00% [(49,396 plus 1,801) divided by 94,821]).

3.Expansion Commencement Date. The commencement date for the Expansion Premises and the date upon which Tenant is obligated to pay Rent for the Expansion Premises is the date of this amendment (the “Expansion Commencement Date”). Any delay in delivery of the Expansion Premises beyond the Expansion Commencement Date shall not subject Landlord to any liability for any loss or damages resulting therefrom and shall not be treated as a default by Landlord under the terms of the Lease; provided, however, that Tenant shall not be obligated to pay Rent for the Expansion Premises or any other sums due for the Expansion Premises until such time as Landlord delivers the Expansion Premises to Tenant. The postponement of Tenant’s obligation to pay Rent is in full settlement of all claims which Tenant may otherwise have by reason of postponement of delivery of the Expansion Premises or postponement of the Expansion Commencement Date.
4.Lease Term. Landlord and Tenant hereby acknowledge and agree that the Lease Term for the Existing Premises expires December 31, 2017, as set forth in the Lease. Notwithstanding anything to the contrary, including, but not limited to the estoppel dated February 10, 2016, by Tenant to Wells Fargo (the “Estoppel”), the parties hereby acknowledge and agree that the Lease Term for the Existing Premises expires December 31, 2017. Landlord and Tenant hereby acknowledge and agree that the Lease Term for the Expansion Premises shall be coterminous with the expiration date of the Existing Premises, unless sooner terminated in accordance with the terms of this Third Amendment and the Lease (the “Expansion Premises Term”). For the purpose of clarification, the Lease Term for the Fourth Floor Premises shall remain unchanged by this Third Amendment.
5.Rent.
(a)From and after the Expansion Commencement Date, Tenant shall pay monthly installments of Basic Rent for the Premises to Landlord in the following amounts:
Expansion Premises (1,801 RSF)

Period	Base Rental Rate Per RSF	Monthly Basic Rent
[***]	[***]	[***]
[***]	[***]	[***]

Suite 200 (19,200 RSF)

Period	Base Rental Rate Per RSF	Monthly Basic Rent
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Suite 300 (10,841 RSF)

Period	Base Rental Rate Per RSF	Monthly Basic Rent
[***]	[***]	[***]
[***]	[***]	[***]

Fourth Floor Premises (19,355 RSF)

Period	Base Rental Rate Per RSF	Monthly Basic Rent
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(b)Additional Rent. Tenant shall pay Landlord Additional Rent and all other charges for the Expansion Premises under the same terms and conditions described in Section 4(b) of the Original Lease, as amended by the First Amendment, except that (i) the Expense Stop for the Expansion Premises shall be Operating Costs for the Expansion Premises for the calendar year 2016 (grossed up as provided in Section 4(b)(6) of the Original Lease) and (ii) the Base Tax Year for the Expansion Premises shall be the calendar year 2016.
6.Upfit of Expansion Premises. Upon the full execution of this Third Amendment, Tenant may enter, inspect and, subject to the requirements set forth in Exhibit B attached hereto and incorporated herein by reference, commence the construction of the Tenant’s Work (as defined in Exhibit B) of the Expansion Premises, provided Tenant delivers to Landlord a certificate of insurance as required by the Lease. In such event, all of the terms and conditions of the Lease and this Third Amendment shall apply, except Tenant shall not be required to pay any Basic Rent, Operating Costs or Taxes with respect to the Expansion Premises until the Expansion Commencement Date (subject to the provisions of Section 3 hereof).
7.Landlord’s Address. Landlord’s Address as defined in the Basic Lease Information section of the Original Lease is hereby amended in its entirety and replaced by the following:
CCP PROPERTY OWNER SOUTHPARK, LLC
c/o Continental Asset Management Group, LLC
ATTN: Jeremy R. McLendon
780 Lynnhaven Parkway, Suite 240
Virginia Beach, Virginia 23510
ALL PAYMENTS SHOULD BE MAILED TO:
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CCP PROPERTY OWNER SOUTHPARK, LLC
c/o JLL Property Management
ATTN: Stephanie Evans
4201 Congress Street, Suite 300
Charlotte, NC 28209
8.No Options or Inducements; Condition of Premises. Tenant acknowledges and agrees that, as of the Expansion Commencement Date and notwithstanding anything to the contrary set forth in the Original Lease, other amendments thereto, or this Third Amendment, Tenant shall have no extension, termination or other options whatsoever with regard to the Premises or under the Lease, as amended by this Third Amendment, apart from Tenant’s Renewal Option (defined in Section 26(c) of the Lease, as amended by this Third Amendment), Fourth Floor Premises Renewal Option (defined in Section 26(g) of the Lease and Section 10 of the Second Amendment), Right of First Offer (defined in Section 26(d) of the Original Lease and modified in Section 11 of the Second Amendment), and Right of Refusal (defined in Section 26(e) of the Original Lease and modified in Section 12 of the Second Amendment). Tenant further acknowledges and agrees that Tenant is not and shall not be entitled to any allowances, concessions, upfit work or other inducements of any kind in connection with the Premises or under the Lease, as amended by this Third Amendment, apart from Tenant’s Work. In the latter regard, Tenant acknowledges and agrees that from and after the Expansion Commencement Date, apart from any portion of the Tenant’s Work remaining incomplete, Landlord is leasing the Premises to Tenant “as is,” without any representations or warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability) and without any obligation on the part of Landlord to alter, remodel, improve, repair or decorate the Premises or any part thereof.
9.Binding Effect. The amendments made to the Lease pursuant to this Third Amendment shall be binding upon the parties and their respective successors and assigns.
10.Mutual Acknowledgment of Non-Existence of Claims. The Landlord and Tenant acknowledge that as of the date of this Third Amendment there are no known claims by either party against the other arising from their relationship as Landlord and Tenant pursuant to the terms of the Lease.
11.Assignments. Tenant represents and warrants to Landlord that Tenant has not previously assigned, sublet, transferred, conveyed or otherwise encumbered in any way, directly or indirectly, any or all of its interest under the Lease with respect to the Premises.
12.Confidentiality. Tenant agrees, on behalf of Tenant and Tenant’s principals, officers, and directors, to use reasonable efforts not to disclose the financial terms of this Third Amendment to any third party except (i) Tenant’s legal counsel, (ii) Tenant’s Broker (as defined herein below) or any of Tenant’s advisors directly involved in the transaction evidenced by this Third Amendment, (iii) in connection with a legal subpoena or other similar legal process, or (iv) for financial reporting purposes.
13.Brokerage. Tenant hereby represents to Landlord that Tenant has not entered into any agreements with any brokers in connection with this Third Amendment, other than Louis Stephens of Jones Lang LaSalle (“Tenant’s Broker”). Tenant hereby indemnifies, holds harmless and agrees to defend Landlord, its members, principals, partners, officers, directors, employees and agents and the respective principals, officers and directors of any such agents (collectively the “Landlord Related Parties”) from and against any and all claims of any brokers
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claiming to have represented Tenant in connection with this Third Amendment, other than Tenant’s Broker. All compensation due Tenant’s Broker shall be Landlord’s sole responsibility as set forth in a separate agreement. Landlord and Tenant acknowledge and agree that Stephen Woodard and Tom FitzGerald, Jones Lang LaSalle, have represented Landlord in connection with this Third Amendment, and all compensation due to Stephen Woodard and Tom FitzGerald, Jones Lang LaSalle, is Landlord’s sole responsibility.
14.No Liens. The Landlord shall have the right at all times to post and keep posted on the Premises any notice permitted or required by law which the Landlord shall deem proper for the protection of the Landlord and the Premises or any other party having an interest therein from mechanic’s and materialmen’s liens. The Tenant shall give written notice to the Landlord at least ten (10) business days prior to the commencement of any work relating to alterations or additions to the Premises and shall comply with NC Gen. Stat. §44A-11.1 et seq including, without limitation, the appointment of a Lien Agent and posting requirements.
15.Nature of Amendments. The amendments made to the Lease pursuant to this Third Amendment shall constitute the only amendments to be effectuated and all other provisions of the Lease not affected hereby shall remain in place as originally constituted and shall be in full force and effect. To the extent that there is any conflict between the terms of this Third Amendment and the Lease, the terms of this Third Amendment will govern.
16.Renewal Options. Section 26(c) of the Lease shall also apply to the Expansion Premises. Subject to the terms of Section 26(c), Tenant shall have the right to renew its lease of the Expansion Premises at the below rental rate:
Expansion Premises Renewal Rent (1,801 RSF)

Period	Base Rental Rate Per RSF	Monthly Basic Rent
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

17.Landlord’s Mortgagee. Landlord hereby represents and warrants to Tenant that either (i) Landlord has all necessary consents or approvals from Landlord’s mortgagee for this Third Amendment or (ii) Landlord’s mortgagee’s consent or approval is not required for this Third Amendment. After full execution of this Third Amendment, Tenant shall promptly deliver a copy of the Third Amendment to Landlord’s mortgagee, pursuant to Section 3 of the Estoppel.
(The remainder of this page is intentionally left blank. Next page is signature page.)
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IN WITNESS WHEREOF, the Landlord and Tenant have entered into this Third Amendment by their duly authorized officers as of the date first above written.
LANDLORD:
CCP Property Owner SouthPark, LLC, a Delaware limited liability company
By: CCP Mezzanine SouthPark, LLC, a Delaware limited liability company, its Manager
By: CCP SouthPark, LLC, a Virginia limited liability company, its Manager
By: CCP Manager SouthPark, LLC, a Virginia limited liability company, its Manager
By: Continental Capital Partners, LLC, a Virginia limited liability company, its Manager
By:    /s/ Jeremy R. McLendon
Name:    Jeremy R. McLendon
Title:    Manager

TENANT:
QUICKEN LOANS, INC., a Michigan corporation
By:    /s/ William C. Emerson
Name:    William C. Emerson
Title:    Chief Executive Officer

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[SIGNATURE PAGE TO THIRD LEASE AMENDMENT]

Exhibit A
The “Expansion Premises”

SUITES 305 & 360

1,801 RSF

TWO southpark CENTER

FOR LEASING INFORMATION, CONTACT:

Tom FitzGerald
+1 704 804 5786
tom.fitzgerald@am.jll.com

Stephen Woodard
+1 704 804 5807
stephen.woodard@am.jll.com

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Exhibit B

Tenant’s Work
1.Acceptance of Expansion Premises. Except as set forth in this Exhibit, this Third Amendment, and the Lease, Tenant accepts the Expansion Premises in their “AS-IS, WHERE-IS” condition on the Expansion Commencement Date of this Third Amendment.
2.Space Plans.
(a)Preparation and Delivery. Promptly after Tenant’s execution of this Third Amendment, Tenant shall meet with Smith Harris Design Associates or another design consultant selected by Tenant and approved by Landlord (the “Designer of Record”) to discuss the nature and extent of all improvements that Tenant proposes to install in the Expansion Premises. Promptly after its receipt of a space plan prepared by the Designer of Record depicting improvements to be installed in the Expansion Premises (the “Space Plans”). Tenant shall provide the Space Plans to Landlord.
(b)Approval Process. Landlord shall notify Tenant whether Landlord approves of the submitted Space Plans within three (3) business days after Landlord’s receipt thereof. If Landlord disapproves of such Space Plans, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within three (3) business days after such notice, revise such Space Plans in accordance with Landlord’s objections and submit to Landlord for its review and approval. Landlord shall notify Tenant in writing whether Landlord approves of the resubmitted Space Plans within one business day after its receipt thereof. This process shall be repeated until the Space Plans have been finally approved by Landlord. If Landlord fails to notify Tenant that Landlord disapproves of the initial Space Plans within three (3) business days (or, in the case of resubmitted Space Plans, within one (1) business day) after the submission thereof, then Landlord shall be deemed to have approved the Space Plans in question.
3.Working Drawings.
(a)Preparation and Delivery. Promptly after the Space Plans are approved (or deemed approved) by Landlord, Tenant shall cause to be prepared final working drawings of all improvements to be installed in the Expansion Premises and deliver the same to Landlord for its review and approval (which approval shall not be unreasonably withheld, delayed or conditioned).
(b)Approval Process. Landlord shall notify Tenant whether Landlord approves of the submitted working drawings within five (5) business days after Tenant’s submission thereof. If Landlord disapproves of such working drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five (5) business days after such notice, revise such working drawings in accordance with Landlord’s objections and submit the revised working drawings to Landlord for its review and approval. Landlord shall notify Tenant in writing whether Landlord approves of the resubmitted working drawings within two (2) business days after its receipt thereof. This process shall be repeated until the working drawings have been finally approved by Landlord. If Landlord fails to notify Tenant that Landlord disapproves of the initial working drawings within five (5) business days (or, in the case of resubmitted working drawings, within two (2) business days) after the submission thereof, then Landlord shall be deemed to have approved the working drawings in question.
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(c)Landlord’s Approval: Performance of Work. If any of Tenant’s proposed construction work will affect the Building’s Structure or the Building’s Systems, then the working drawings pertaining thereto must be approved by the Building’s engineer of record, which approval shall be deemed given if submitted and no response is received within ten (10) days. Landlord’s approval of such working drawings shall not be unreasonably withheld and shall be deemed given if submitted to Landlord and Landlord fails to response within ten (10) days of Landlord1 s receipt, provided that (1) they comply with all Laws, (2) the improvements depicted thereon do not adversely affect (in the reasonable discretion of Landlord) the Building’s Structure or the Building’s Systems (including the Building’s restrooms or mechanical rooms), the exterior appearance of the Building, or the appearance of the Building’s common areas or elevator lobby areas, (3) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (4) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, “Working Drawings” means the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and “Tenant’s Work” means all improvements to be constructed in accordance with and as indicated on the Working Drawings, together with any work required by governmental authorities to be made to other areas of the Building as a result of the improvements indicated by the Working Drawings. Landlord’s approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord’s request, sign the Working Drawings to evidence its review and approval thereof. After the Working Drawings have been approved, Tenant shall cause the Tenant’s Work to be performed in substantial accordance with the Working Drawings.
4.Contract. Prior to commencing the Tenant’s Work, Tenant shall submit to Landlord the proposed contractor(s) selected by Tenant, which shall be subject to approval by Landlord, not to be unreasonably withheld and which approval shall be deemed given if submitted to Landlord and Landlord fails to response within ten (10) days of Landlord’s receipt.
5.Change Orders. Tenant may initiate changes in the Tenant’s Work. Each such change must receive the prior written approval of Landlord, such approval not to be unreasonably withheld or delayed; however, (a) if such requested change would adversely affect (in the reasonable discretion of Landlord) (1) the Building’s Structure or the Building’s Systems (including the Building’s restrooms or mechanical rooms), (2) the exterior appearance of the Building, or (3) the appearance of the Building’s common areas or elevator lobby areas, or (b) if any such requested change might delay the Expansion Commencement Date, Landlord may withhold its consent in its sole and absolute discretion. Tenant shall, upon completion of the Tenant’s Work, cause to be prepared an accurate architectural “as-built” plan of the Tenant’s Work as constructed, which plan shall be incorporated into this Exhibit B by this reference for all purposes.
6.Definitions. As used herein “Substantial Completion,” “Substantially Completed” and any derivations thereof mean (a) the Tenant’s Work in the Expansion Premises is substantially completed (as reasonably determined by Tenant) in substantial accordance with the Working Drawings and (b) a temporary certificate of occupancy has been issued for the Expansion Premises by the applicable governmental entity. Substantial Completion shall have occurred even though minor details of construction, decoration, landscaping and mechanical adjustments remain to be completed by Tenant.
7.Walk-Through; Punchlist. When Tenant reasonably determines the Tenant’s Work in the Expansion Premises to be Substantially Completed, Tenant will notify Landlord and, within three (3) business days thereafter, Landlord’s representative and Tenant’s representative shall conduct a walk-through of the Expansion Premises and identify any
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necessary touch-up work, repairs and minor completion items that are necessary for final completion of the Tenant’s Work. Neither Landlord’s representative nor Tenant’s representative shall unreasonably withhold his or her agreement on punchlist items. Tenant shall use reasonable efforts to cause the contractor performing the Tenant’s Work to complete all punchlist items within thirty (30) days after agreement thereon.
8.Excess Costs. The entire cost of performing the Tenant’s Work, including design of and space planning for the Tenant’s Work and preparation of the Working Drawings and the final “as-built” plan of the Tenant’s Work, costs of construction labor and materials, general tenant signage, including on the Building monument sign, related taxes and insurance costs, licenses, permits, certifications, surveys and other approvals required by Law, and the construction supervision fee referenced in Section 9 of this Exhibit (collectively, the “Total Construction Costs”), shall be paid by Tenant. Upon Substantial Completion of the Tenant’s Work and before Tenant occupies the Expansion Premises to conduct business therein, Tenant shall provide to Landlord confirmation reasonably acceptable to Landlord that the Total Construction Costs (including all changes to the Tenant’s Work) have been paid. In the event of default of payment of any portion of the Total Construction Costs, Landlord (in addition to all other remedies) shall have the same rights as for an Event of Default under the Lease, as amended.
9.Construction Management. Landlord or its Affiliate or agent shall act as a liaison between the contractor and Tenant and coordinate the relationship between the Tenant’s Work, the Building and the Building’s Systems. In consideration for Landlord’s construction supervision services, Tenant shall pay to Landlord a construction supervision fee equal to four percent (4%) of the Total Construction Costs.
10.Construction Representatives. Landlord’s and Tenant’s representatives for coordination of construction and approval of change orders will be as follows, provided that either party may change its representative upon written notice to the other:
Landlord’s Representative:    CCP Property Owner SouthPark, LLC
Stephanie Evans
JLL- Property Management
6060 Piedmont Row Drive, Suite 522
Charlotte, NC 28287
Tenant’s Representative:    Quicken Loans
Mike Studer
719 Griswold
Detroit, Michigan 48226
11.Miscellaneous. To the extent not inconsistent with this Exhibit, Sections 8(a) and 21 of the Original Lease shall govern the performance of the Tenant’s Work and Landlord’s and Tenant’s respective rights and obligations regarding the improvements installed pursuant thereto.

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